[USAA LOGO APPEARS HERE. (REGISTERED TRADEMARK)]






                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------
                            USAA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------
                                JANUARY 31, 2001







TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      FAREWELL FROM MICKEY ROTH                                         2
      MESSAGE FROM THE PRESIDENT                                        3
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGER                                          5
      FINANCIAL INFORMATION
         Categories and Definitions                                     8
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             13
         Statement of Assets and Liabilities                           14
         Statement of Operations                                       15
         Statements of Changes in Net Assets                           16
         Notes to Financial Statements                                 17




IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA SHORT-TERM BOND FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA WITH THE EAGLE IS REGISTERED IN THE U.S. PATENT & TRADEMARK OFFICE. (COPYRIGHT)2001, USAA. ALL RIGHTS RESERVED.



          USAA FAMILY OF FUNDS SUMMARY

FUND TYPE/NAME                RISK
----------------------------------------------
            CAPITAL APPRECIATION
----------------------------------------------
Aggressive Growth*            Very high
Capital Growth                Very high
Emerging Markets              Very high
First Start Growth            Moderate to high
Gold                          Very high
Growth                        Moderate to high
Growth & Income               Moderate
International                 Moderate to high
Science & Technology          Very high
Small Cap Stock               Very high
World Growth                  Moderate to high
----------------------------------------------
              ASSET ALLOCATION
----------------------------------------------
Balanced Strategy             Moderate
Cornerstone Strategy          Moderate
Growth and Tax Strategy       Moderate
Growth Strategy               Moderate to high
Income Strategy               Low to moderate
----------------------------------------------
              INCOME - TAXABLE
----------------------------------------------
GNMA Trust                    Low to moderate
High-Yield Opportunities      High
Income                        Moderate
Income Stock                  Moderate
Intermediate-Term Bond        Low to moderate
Short-Term Bond               Low
----------------------------------------------
             INCOME - TAX EXEMPT
----------------------------------------------
Long-Term                     Moderate
Intermediate-Term             Low to moderate
Short-Term                    Low
State Bond/Income             Moderate
----------------------------------------------
                  INDEXES
----------------------------------------------
Extended Market Index         High
Global Titans Index           Moderate to high
Nasdaq-100 Index              Very high
S&P 500 Index                 Moderate
----------------------------------------------
                MONEY MARKET
----------------------------------------------
Money Market                  Low
Tax Exempt Money Market       Low
Treasury Money Market Trust   Low
State Money Market            Low
----------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT OR INDEX FUNDS. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.

*CLOSED TO NEW INVESTORS.









FAREWELL FROM MICKEY ROTH

[PHOTOGRAPH OF MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

Dear Investor,

After almost 15 years as chief executive officer of USAA Investment Management Company, I have decided to retire. I have often noted that I've been very fortunate to work in a profession that I love in a job that fascinates me. Over the last decade and a half my colleagues and I, and you, have grown our company from a small mutual fund firm with an even smaller brokerage service into a nationally recognized investment company. By serving you, we have built a company whose future is more exciting than even the past few years have been. I am proud of the special bond we have with you, our member.

I am pleased to announce that Chris Claus will assume the leadership of IMCO. Chris joined USAA in 1994 and served most recently as senior vice president of Investment Sales and Service. In this position he oversaw both mutual funds and brokerage services. I am certain he will guide this company with great skill and energy.

It has been my pleasure and honor to serve you.

Sincerely,



Michael J.C. Roth, CFA


USAA BROKERAGE SERVICES IS A DISCOUNT BROKERAGE SERVICE OF USAA INVESTMENT MANAGEMENT COMPANY, A MEMBER OF THE NASD.









MESSAGE FROM THE PRESIDENT

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, CHRISTOPHER W. CLAUS, APPEARS HERE.]

--------------------------------------------------------------------------------
- Served USAA from 1994-2000 as head of Investment Sales and Service

- Before joining USAA, was vice president of Equity Trading and Retirement Plans at Norwest Investment Services, Inc. (NISI) in Minneapolis, Minnesota

- Holds a master of business administration degree from the University of St. Thomas in St. Paul, Minnesota, and a bachelor of business administration degree from the University of Minnesota

- Holds NASD Series 7, 63, 24, 4, and 53 securities licenses

- Active member of the Mutual Fund Education Alliance and the Securities Industry Association

- Married with three children
--------------------------------------------------------------------------------

Dear Investor,

I am honored to succeed Mickey Roth as president and chief executive officer of USAA Investment Management Company and welcome the challenge of leading this company to even higher levels of performance and service to you. With the help of IMCO's strong and dedicated management team, we plan to build on the solid foundation that Mickey created for this company during his many years of service.

Our direction for IMCO is straightforward: excellent products and services, convenience, and value for our investors. We want to enhance our existing services and offer new features to make it easier for you to do business. One example is the USAA Investment Account - a money management concept, long envisioned by Mickey, that we're now building. The account will allow you to hold both USAA mutual funds and brokerage investments in one consolidated account. This will give you one account number for all your investments, one consolidated statement, and overall simplicity and convenience for your money management.

I have always believed that strong investment performance, coupled with USAA's commitment to world-class service, will serve the needs of our investors. All of us at IMCO will work diligently to continue to make this happen.

On behalf of IMCO, I thank you for giving us the opportunity to deliver products and services at an exceptional value. I appreciate your support and continued business.

Sincerely,

Christopher W. Claus

PRESIDENT AND
VICE CHAIRMAN OF THE BOARD









INVESTMENT REVIEW


USAA SHORT-TERM BOND FUND

OBJECTIVE: High current income consistent with preservation of principal.

TYPES OF INVESTMENTS: Invests principally in a broad range of investment-grade debt securities with a dollar-weighted average portfolio maturity of three years or less.

--------------------------------------------------------------------------------
                                            1/31/01              7/31/00
--------------------------------------------------------------------------------
  Net Assets                            $325.8 Million       $293.0 Million
  Net Asset Value Per Share                  $9.77                $9.70
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01
--------------------------------------------------------------------------------
   7/31/00 to 1/31/01       1 YEAR       5 YEARS    SINCE INCEPTION ON 6/1/93
         4.17%(+)           8.17%        6.13%               5.87%
--------------------------------------------------------------------------------

(+) TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.





                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund, the Lehman Brothers 1-3 Year Government/Corporate Index, and the Lipper Short-Term Investment Grade Debt Funds Average, for the period of 06/01/1993 through 01/31/2001. The data points from the graph are as follows:

              USAA SHORT-           LEHMAN 1-3 YEAR        LIPPER SHORT-TERM INV
            TERM BOND FUND          GOVT/CORP INDEX         GRADE DEBT AVERAGE
            --------------          ---------------        ---------------------

06/01/93      $10,000                    $10,000                   $10,000
07/31/93       10,087                     10,099                    10,119
01/31/94       10,372                     10,351                    10,389
07/31/94       10,259                     10,329                    10,319
01/31/95       10,388                     10,483                    10,430
07/31/95       11,070                     11,077                    11,000
01/31/96       11,501                     11,574                    11,505
07/31/96       11,692                     11,690                    11,587
01/31/97       12,234                     12,124                    12,029
07/31/97       12,741                     12,554                    12,455
01/31/98       13,162                     12,994                    12,859
07/31/98       13,494                     13,321                    13,169
01/31/99       13,775                     13,824                    13,547
07/31/99       14,001                     13,980                    13,653
01/31/00       14,320                     14,199                    13,873
07/31/00       14,869                     14,718                    14,341
01/31/01       15,490                     15,564                    15,126

DATA SINCE INCEPTION ON 6/1/93 THROUGH 1/31/01.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA SHORT-TERM BOND FUND TO THE BROAD-BASED LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CORPORATE INDEX AND THE LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS AVERAGE. THE LEHMAN INDEX IS AN UNMANAGED INDEX MADE UP OF GOVERNMENT, AGENCY, AND CORPORATE BONDS LONGER THAN ONE YEAR AND LESS THAN THREE YEARS. THE LIPPER AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL SHORT INVESTMENT-GRADE DEBT FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.









MESSAGE FROM THE MANAGER

[PHOTOGRAPH OF PORTFOLIO MANAGER:  PAUL LUNDMARK, CFA, APPEARS HERE]

HOW DID THE FUND PERFORM FROM JULY 31, 2000, TO JANUARY 31, 2001?

As of January 31, 2001, the 12-month dividend yield for the Fund was 6.67% versus the average of 5.95% for other Funds in the Lipper Short-Term Investment Grade Debt Funds category. While the income compared favorably within its Lipper category, the total return lagged its peers.

--------------------------------------------------------------------------------
                                      *****
    YOUR FUND'S PERFORMANCE RECEIVED AN OVERALL MORNINGSTAR RATING(TRADEMARK)
                  OF 5 STARS IN THE TAXABLE BOND FUND CATEGORY
                     FOR THE PERIOD ENDING JANUARY 31, 2001.
--------------------------------------------------------------------------------


REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE DEFINITION.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORNINGSTAR PROPRIETARY RATINGS ON U.S.-DOMICILED FUNDS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF JANUARY 31, 2001. THE RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUND'S THREE-, FIVE-, AND 10-YEAR ANNUAL RETURNS (IF APPLICABLE) IN EXCESS OF 90-DAY U.S. TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY U.S. T-BILL RETURNS. THE OVERALL MORNINGSTAR RATING(TRADEMARK)IS A WEIGHTED AVERAGE OF THE FUND'S THREE-, FIVE-, AND 10-YEAR (IF APPLICABLE) RISK-ADJUSTED PERFORMANCE. THE USAA SHORT-TERM BOND FUND RECEIVED 4 STARS AND 5 STARS FOR THE THREE- AND FIVE-YEAR PERIODS, RESPECTIVELY. THE TOP 10% OF THE FUNDS IN A BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR. THE FUND WAS RATED EXCLUSIVELY AGAINST U.S.-DOMICILED FUNDS. THE FUND WAS RATED AMONG 1,781 AND 1,320 FUNDS IN THE TAXABLE BOND FUNDS CATEGORY FOR THE THREE- AND FIVE-YEAR PERIODS, RESPECTIVELY.


WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THIS PERIOD?

During the last half of 2000, we saw a turn in investors' attitudes about credit risk. The credit market acted like the economy was headed toward a hard landing or even a recession. This proved negative for non-Treasury securities such as corporate bonds and to a lesser extent mortgage- and asset-backed securities. In contrast, Treasury securities performed extremely well because of their perceived safe-haven status.

This January, the Federal Reserve Board (the Fed) cut overnight rates 1% in response to signs of a slowing economy. This caused investors to have a renewed interest for non-Treasury securities because the Fed was seen as being proactive in preventing a severe economic downturn. During this period, corporates and other non-Treasury securities performed very well versus Treasuries.

WHAT WERE YOUR  STRATEGIES  AND  TECHNIQUES  FOR BUYING AND  SELLING  DURING THE
PERIOD?

I manage the USAA Short-Term Bond Fund so that income is the primary component of total return. During the last six months, I emphasized the spread sectors - those parts of the fixed-income market that offer a yield advantage, or spread, over Treasury securities. I felt that they could provide a better risk/reward than Treasuries. The biggest concentration was in corporate bonds, where I became more defensive. I increased the diversification so the Fund was less vulnerable to problems with any individual issue. I also focused on sound credit analysis and evaluated individual securities based on the market's sensitivity to deteriorating credit quality. I also looked for better credit quality and emphasized defensive sectors such as real estate investment trusts (REITs) and utility and energy bonds. Consistent with my philosophy, I did not bet on changes in the direction of interest rates. Since no one can consistently predict the course of interest rates, I made no dramatic changes in the maturity and duration of the portfolio. Instead, the emphasis was on looking for bonds that represent value in terms of risk and total return.

WHAT IS THE OUTLOOK?

While we have seen an economic slowdown, I still do not believe that a recession is a foregone conclusion. The recent Fed interest rate easings in January should help soften any downturn. I am looking for corporate bonds and mortgage- and asset-backed securities and believe that there are good risk/reward securities available in the market.




                                 PORTFOLIO MIX
                                     1/31/01

A pie chart is shown here depicting the Portfolio Mix as of January 31, 2001 of the USAA Short-Term Bond Fund to be:

CORPORATE BONDS - 62.7%; ASSET-BACKED SECURITIES - 18.8%; COLLATERALIZED MORTGAGE OBLIGATIONS - 12.0%; VARIABLE-RATE DEMAND NOTES - 3.4%; AND CASH EQUIVALENTS - 2.5%.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.









USAA SHORT-TERM BOND FUND
CATEGORIES AND DEFINITIONS
PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)



CORPORATE BONDS - Debt securities issued by corporations as a method of raising capital. Interest rates are constant to maturity. Prior to maturity, the market price of a corporate bond generally varies inversely to the movement of interest rates.

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES - Represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor, or payments are made on the underlying mortgages in the pool. Like other fixed-income securities, when interest rates rise, the value of asset-backed securities generally will decline. However, when interest rates decline, the value of asset-backed securities with prepayment features may not increase as much as other fixed-income securities.

CASH  EQUIVALENTS  -  Consist  of  short-term   obligations   issued  by  banks,
corporations, and U.S. government agencies. The interest rate is constant to maturity.


PORTFOLIO DESCRIPTION ABBREVIATIONS

   CP       Commercial Paper
   IDB      Industrial Development Board
   MTN      Medium-Term Note
   RB       Revenue Bond

CREDIT ENHANCEMENTS - Add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by a high-quality bank, insurance company, or other corporation, or a collateral trust.

         (LOC)    Enhanced by a bank letter of credit.
         (NBGA)   Enhanced by a non-bank guarantee agreement.









USAA SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

JANUARY 31, 2001
(UNAUDITED)


 PRINCIPAL                                             COUPON                   MARKET
  AMOUNT            SECURITY                            RATE       MATURITY      VALUE
--------------------------------------------------------------------------------------
                           CORPORATE BONDS (62.7%)

            BANKS - MAJOR REGIONAL (4.9%)
  $ 4,000   Corporacion Andina De Fomento,
              Global Bonds (Venezuela)                 7.10%      2/01/2003   $  4,072
    6,000   First Union National Bank,
              Subordinated Notes                       6.18       2/15/2036      5,859
    6,000   Popular North America, Inc., MTN           6.88       6/15/2001      6,029
--------------------------------------------------------------------------------------
                                                                                15,960
--------------------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (2.2%)
    7,000   Cox Communications, Inc., Notes            7.00       8/15/2001      7,024
--------------------------------------------------------------------------------------
            COMPUTER - HARDWARE (1.9%)
    6,000   Sun Microsystems, Inc., Senior Notes       7.00       8/15/2002      6,086
--------------------------------------------------------------------------------------
            ELECTRIC UTILITIES (4.4%)
    5,000   Dominion Resources, Inc., Senior Notes
              Series C                                 7.60       7/15/2003      5,188
    9,000   Pinnacle One Partners, L.P.,
              Senior Notes(a)                          8.83       8/15/2004      9,310
--------------------------------------------------------------------------------------
                                                                                14,498
--------------------------------------------------------------------------------------
            FINANCE - CONSUMER (5.5%)
    2,800   Capital One Bank, Notes                    6.57       1/27/2003      2,821
    3,000   Capital One Bank, MTN                      6.15       6/01/2001      3,006
    5,050   Capital One Financial Corp., Notes         7.25      12/01/2003      5,005
    7,000   Ford Motor Credit Co., Global Notes        7.50       6/15/2003      7,228
--------------------------------------------------------------------------------------
                                                                                18,060
--------------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (3.4%)
    5,000   CIT Group, Inc., Global Notes              6.50       2/07/2006      4,991
    6,000   Heller Financial, Inc., Notes              6.40       1/15/2003      6,032
--------------------------------------------------------------------------------------
                                                                                11,023
--------------------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERAGE (1.5%)
    5,000   Merrill Lynch & Co., Inc., Global Notes    6.00       2/12/2003      5,045
--------------------------------------------------------------------------------------

            MANUFACTURING - DIVERSIFIED INDUSTRIES (5.4%)
   10,000   EdperBrascan Corp., Notes                  7.13      12/16/2003      9,977
    8,000   Pactiv Corp., Notes                        7.20      12/15/2005      7,621
--------------------------------------------------------------------------------------
                                                                                17,598
--------------------------------------------------------------------------------------
            NATURAL GAS UTILITIES (6.5%)
    8,000   Limestone Electron Trust, Senior
              Secured Notes (a)                        8.63       3/15/2003      8,313
   12,400   Osprey Trust, Osprey I, Inc.,
              Senior Notes (a)                         8.31       1/15/2003     12,769
--------------------------------------------------------------------------------------
                                                                                21,082
--------------------------------------------------------------------------------------
            OIL - DOMESTIC INTEGRATED (2.0%)
    6,000   Phillips Petroleum Co., Notes              8.50       5/25/2005      6,556
--------------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (11.2%)
    7,000   Equity Operating L.P., Callable/Putable
              Notes                                    6.38       2/15/2002      7,020
    3,000   Nationwide Health Properties, Inc., MTN    8.61       3/01/2002      3,059
    7,890   Nationwide Health Properties, Inc., MTN    6.59       7/07/2038      7,660
    5,000   Oasis Residential, Inc., Senior Notes      6.75      11/15/2001      5,012
   13,700   TriNet Corporate Realty Trust, Inc.,
              Notes                                    7.30       5/15/2001     13,610
--------------------------------------------------------------------------------------
                                                                                36,361
--------------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (1.2%)
    2,000   Kmart Corp., MTN                           7.72       6/25/2002      1,950
    2,000   Kmart Corp., MTN                           7.76       7/01/2002      1,951
--------------------------------------------------------------------------------------
                                                                                 3,901
--------------------------------------------------------------------------------------
            SAVINGS & LOAN HOLDING CO. (3.1%)
    5,000   Sovereign Bancorp, Inc., Senior Notes      6.63       3/15/2001      4,993
    4,802   Sovereign Bank Lease, Pass-Through
              Trust Certificates, Series 2000-1 (a)   10.20       6/30/2005      5,084
--------------------------------------------------------------------------------------
                                                                                10,077
--------------------------------------------------------------------------------------
            SERVICES - COMMERCIAL & CONSUMER (2.1%)
    7,000   ServiceMaster Co., Notes                   8.45       4/15/2005      6,937
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (2.8%)
    4,000   WorldCom, Inc., Senior Notes               7.55       4/01/2004      4,125
    5,000   WorldCom, Inc., Senior Notes (a)           7.38       1/15/2003      5,085
--------------------------------------------------------------------------------------
                                                                                 9,210
--------------------------------------------------------------------------------------
            WASTE MANAGEMENT (4.6%)
    5,985   Waste Management, Inc., Notes              6.13       7/15/2001      5,953
    8,930   Waste Management, Inc., Notes              6.38      12/01/2003      8,808
--------------------------------------------------------------------------------------
                                                                                14,761
--------------------------------------------------------------------------------------
            Total corporate bonds (cost: $200,187)                             204,179
--------------------------------------------------------------------------------------

                           ASSET-BACKED SECURITIES (18.8%)

   10,000   AESOP Funding II L.L.C., Series 1997-1,
              Rental Car Notes, Class A-2 (LOC) (a)    6.40      10/20/2003     10,140
   14,000   ARG Funding Corp., Series 1999-1,
              Rental Car Notes, Class A-2 (LOC) (a)    5.88       5/20/2003     14,097
    6,000   CIT Equipment Collateral Trust,
              Series 2000-2, Class A4                  6.93       7/20/2011      6,198
    6,000   Citibank Credit Card Issuance Trust,
              Series 2000 B, Class B1                  7.05       9/17/2007      6,248
    2,227   Firstplus Home Loan Owner Trust,
              Series 1998-2, Class A-4                 6.54       4/10/2015      2,226
    1,710   Firstplus Home Loan Owner Trust,
              Series 1998-4, Class A-3                 6.24       5/11/2015      1,711
   10,000   MBNA Master Credit Card Trust,
              Series 2000 A, Class A                   7.35       7/16/2007     10,594
    5,000   Rental Car Finance Corp.,
              Series 1999-1, Rental Car Notes,
              Class A (a)                              5.90       2/25/2007      4,957
    5,000   Team Fleet Financing Corp.,
              Series 1999-3, Rental Car Notes,
              Class A (a)                              6.70       6/25/2003      5,007
--------------------------------------------------------------------------------------
            Total asset-backed securities (cost: $59,803)                       61,178
--------------------------------------------------------------------------------------

                           COLLATERALIZED MORTGAGE OBLIGATIONS (12.0%)

    6,576   Federal Home Loan Mortgage Corp.,
              Series 2259 VA                           7.50       6/15/2011      6,725
    4,901   Federal Home Loan Mortgage Corp.,
              Series 2262 VA                           7.50      10/15/2009      5,030
    2,492   Federal National Mortgage Assn.,
              Series 1997-72 CA                        9.50       9/18/2023      2,581
    1,881   Federal National Mortgage Assn.,
              Series 1997-79 U                         9.00      11/18/2024      1,959
    2,632   Federal National Mortgage Assn.,
              Series  1997-89 N                        9.50      12/20/2022      2,739
    2,887   Federal National Mortgage Assn.,
              Series 1998-1 H                          9.00       8/18/2024      3,043
    4,056   Federal National Mortgage Assn.,
              Series 1998-11 M                         9.00       2/18/2024      4,268
    1,506   Federal National Mortgage Assn.,
              Series 1998-2 GA                         8.50       4/18/2025      1,558
    4,280   Federal National Mortgage Assn.,
              Series 1998-7 H                          9.00       3/18/2025      4,536
    6,531   Federal National Mortgage Assn., Series
              Series 2000-1 VA                         7.00       8/18/2010      6,690
--------------------------------------------------------------------------------------
            Total collateralized mortgage obligations (cost: $39,357)           39,129
--------------------------------------------------------------------------------------

                           VARIABLE-RATE DEMAND NOTES (3.4%)

            AUTOMOBILES (2.0%)
    6,620   Kenwood Lincoln-Mercury, Inc. (LOC)        5.95       5/01/2015      6,620
--------------------------------------------------------------------------------------
            MANUFACTURING - SPECIALIZED (0.7%)
       80   Bay Corrugated Container Inc., Notes (LOC) 5.80       9/01/2013         80
    2,045   Florence, AL, IDB RB, Series 1999B (LOC)   5.88      11/01/2008      2,045
--------------------------------------------------------------------------------------
                                                                                 2,125
--------------------------------------------------------------------------------------
            WASTE MANAGEMENT (0.3%)
    1,300   Gulf Shores, AL, Solid Waste RB,
              Series C (LOC)                           6.52      11/01/2010      1,300
--------------------------------------------------------------------------------------
            MISCELLANEOUS (0.4%)
    1,225   Ontario Redevelopment Agency, CA, RB,
              Series B 1997 (NBGA)                     5.92       9/01/2027      1,225
--------------------------------------------------------------------------------------
            Total variable-rate demand notes (cost: $11,270)                    11,270
--------------------------------------------------------------------------------------

                           CASH EQUIVALENTS (2.5%)

    8,084   Wheels, Inc. CP (a),(b) (cost: $8,084)     6.60       2/01/2001      8,084
--------------------------------------------------------------------------------------
            Total investments (cost: $318,701)                                $323,840
======================================================================================









USAA SHORT-TERM BOND FUND
NOTES TO PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Callable/putable security - Provides the option for the underwriter to call the bonds at face value from the investor on a specified date prior to the bond's maturity. If the underwriter does not exercise the call option, the investor is obligated under the put feature to sell the bond back to the issuer at face value on that specified date. This mandatory put feature shortens the effective maturity of the security.


SPECIFIC NOTES

(a) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

(b) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA SHORT-TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JANUARY 31, 2001
(UNAUDITED)


ASSETS

   Investments in securities, at market value (identified cost of $318,701)   $ 323,840
   Cash                                                                             190
   Receivables:
      Capital shares sold                                                           582
      Interest                                                                    4,139
      Securities sold                                                             2,681
                                                                              ---------
         Total assets                                                           331,432
                                                                              ---------
LIABILITIES

   Securities purchased                                                           4,991
   Capital shares redeemed                                                          144
   USAA Investment Management Company                                                65
   USAA Transfer Agency Company                                                      35
   Accounts payable and accrued expenses                                             86
   Dividends on capital shares                                                      287
                                                                              ---------
         Total liabilities                                                        5,608
                                                                              ---------
            Net assets applicable to capital shares outstanding               $ 325,824
                                                                              =========
REPRESENTED BY

   Paid-in capital                                                            $ 328,901
   Accumulated net realized loss on investments                                  (8,216)
   Net unrealized appreciation of investments                                     5,139
                                                                              ---------
            Net assets applicable to capital shares outstanding               $ 325,824
                                                                              =========
   Capital shares outstanding                                                    33,354
                                                                              =========
   Authorized shares of $.01 par value                                          120,000
                                                                              =========
   Net asset value, redemption price, and offering price per share            $    9.77
                                                                              =========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA SHORT-TERM BOND FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001
(UNAUDITED)




NET INVESTMENT INCOME

   Interest income                                                $11,111
                                                                  -------
   Expenses:
      Management fees                                                 371
      Transfer agent's fees                                           204
      Custodian's fees                                                 45
      Postage                                                          55
      Shareholder reporting fees                                       17
      Directors' fees                                                   2
      Registration fees                                                25
      Professional fees                                                19
      Other                                                             4
                                                                  -------
         Total expenses                                               742
                                                                  -------
            Net investment income                                  10,369
                                                                  -------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS

      Net realized loss                                            (7,320)
      Change in net unrealized appreciation/depreciation            9,725
                                                                  -------
            Net realized and unrealized gain                        2,405
                                                                  -------
Increase in net assets resulting from operations                  $12,774
                                                                  =======




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA SHORT-TERM BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED JANUARY 31, 2001,
AND YEAR ENDED JULY 31, 2000
(UNAUDITED)

                                                        1/31/2001     7/31/2000
                                                        -----------------------

FROM OPERATIONS

   Net investment income                                $  10,369     $  17,279
   Net realized loss on investments                        (7,320)         (842)
   Change in net unrealized appreciation/depreciation
      of investments                                        9,725          (226)
                                                        -----------------------
      Increase in net assets resulting
         from operations                                   12,774        16,211
                                                        -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net investment income                                  (10,369)      (17,279)
                                                        -----------------------
   Net realized gains                                         (10)          -
                                                        -----------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                               82,449       179,445
   Reinvested dividends                                     8,883        15,054
   Cost of shares redeemed                                (60,906)     (141,675)
                                                        -----------------------
      Increase in net assets from
         capital share transactions                        30,426        52,824
                                                        -----------------------
Net increase in net assets                                 32,821        51,756

NET ASSETS

   Beginning of period                                    293,003       241,247
                                                        -----------------------
   End of period                                        $ 325,824     $ 293,003
                                                        =======================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                              8,546        18,538
   Shares issued for dividends reinvested                     920         1,555
   Shares redeemed                                         (6,320)      (14,635)
                                                        -----------------------
      Increase in shares outstanding                        3,146         5,458
                                                        =======================





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2001
(UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this semiannual report pertains only to the USAA Short-Term Bond Fund (the Fund). The Fund's investment objective is high current income consistent with preservation of principal. USAA Investment Management Company (the Manager) attempts to achieve this objective by investing the Fund's assets primarily in a broad range of investment-grade debt securities with a dollar-weighted average portfolio maturity of three years or less.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million - $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the funds had two agreements with CAPCO - $250 million committed and $500 million uncommitted.

Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2001.


(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $898,000, which will expire in 2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2001, were $66,274,000 and $36,203,000, respectively.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2001, were $5,939,000 and $800,000, respectively.


(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.24% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 2001, the Association and its affiliates owned 2,108,000 shares (6.3%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7) NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premium and discounts on all fixed-income securities and classify as interest income gains and losses realized on mortgage-backed securities. The Fund had adopted this requirement at its inception date; therefore, this requirement has no impact on the Fund's financial statements.


(8) FINANCIAL HIGHLIGHTS


Per-share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                         YEAR ENDED JULY 31,
                               ---------------------------------------------------------------------------
                                   2001          2000        1999         1998         1997         1996
                               ---------------------------------------------------------------------------
Net asset value at
    beginning of period          $   9.70     $   9.75     $   9.99     $  10.03     $   9.79     $   9.87
Net investment income                 .33          .63          .58          .62          .61          .62
Net realized and
    unrealized gain (loss)            .07         (.05)        (.22)        (.04)         .25         (.08)
Distributions from net
    investment income                (.33)        (.63)        (.58)        (.62)        (.61)        (.62)
Distributions of realized
    capital gains                      -            -          (.02)          -          (.01)          -
                               ---------------------------------------------------------------------------
Net asset value at
    end of period                $   9.77     $   9.70     $   9.75     $   9.99     $  10.03     $   9.79
                               ===========================================================================
Total return (%)*                    4.17         6.18         3.76         5.91         8.97         5.62
Net assets at end
    of period (000)              $325,824     $293,003     $241,247     $181,171     $133,746     $101,032
Ratio of expenses to
    average net assets (%)            .48(a)       .48          .50          .50          .50          .50
Ratio of expenses to
    average net
    assets excluding
    reimbursements (%)                n/a          n/a          .52          .56          .61          .66
Ratio of net investment
    income to average
    net assets (%)                   6.68(a)      6.56         5.89         6.16         6.14         6.29
Portfolio turnover (%)              12.53        23.68        11.53        48.24        27.85        66.81



 * ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS DURING THE PERIOD.
(a) ANNUALIZED. THE RATIO IS NOT NECESSARILY INDICATIVE OF 12 MONTHS OF OPERATIONS.









DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                        LEGAL COUNSEL
USAA Shareholder Account Services     Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road              Exchange Place
San Antonio, Texas 78288              Boston, Massachusetts 02109

CUSTODIAN                             INDEPENDENT AUDITORS
State Street Bank and Trust Company   KPMG LLP
P.O. Box 1713                         112 East Pecan, Suite 2400
Boston, Massachusetts 02105           San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS            INTERNET ACCESS
Call toll free - Central Time         USAA.COM(REGISTERED TRADEMARK)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777








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